Jimmy C.H. Cheung & Co
Certified Public Accountants
(A member of Kreston International)

Registered with the Public Company Accounting Oversight Board

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF
ALONG MOBILE TECHNOLOGY, INC.
(PREVIOUSLY INTERNATIONAL SYNERGY HOLDING COMPANY, LTD.)

We hereby consent to the use in this Form 8-K/A dated March 21, 2006 of our report dated March 2, 2006 on the financial statements of Main Glory Holdings Limited and Subsidiary.

JIMMY C.H. CHEUNG & CO.
Certified Public Accountants

Hong Kong,

Date: March 21, 2006

1607 Dominion Centre, 43 Queen's Road East, Wanchai, Hong Kong
Tel: (852) 25295500 Fax: (852) 28651067 Email: jchc@krestoninternational.com.hk
Website: http://www.jimmycheungco.com